UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K/A
_____________________
Amendment No. 2
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2019
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Griffin Capital Essential Asset REIT II, Inc.
(Exact name of registrant as specified in its charter)
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Commission File Number: 000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)
(310) 469-6100
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE:
On May 1, 2019, Griffin Capital Essential Asset REIT II, Inc., a Maryland corporation (the"Registrant") filed with the Securities and Exchange Commission a Current Report on Form 8-K for the purpose of announcing, among other items, the appointment of two new independent directors, Gregory M. Cazel and Ranjit M. Kripalani, to its board of directors (the “Board”).  At such time, the committee assignments for Messrs. Cazel and Kripalani had not been determined by the Board.  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant hereby amends its Current Report on Form 8-K filed on May 1, 2019 for the purpose of updating the committee information of the Board.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 28, 2019, the Board approved the creation of a capital committee and restructured its standing audit committee, nominating and corporate governance committee, and compensation committee.  The members of the audit committee are Samuel Tang (chair), J. Grayson Sanders and Ranjit M. Kripalani, all independent directors.  The members of the nominating and corporate governance committee are Gregory M. Cazel (chair), Kathleen S. Briscoe and Mr. Sanders, all independent directors.  The members of the compensation committee are Messrs. Kripalani (chair), Sanders and Tang, all independent directors.  The members of the capital committee are Ms. Briscoe (chair) and Messrs. Tang and Cazel, all independent directors.
The capital committee will operate pursuant to a written charter which will be adopted by the Board.  The primary responsibilities of the capital committee include assisting the Board in fulfilling its oversight responsibilities with respect to acquisitions, dispositions, development projects, financings and other similar investments by the Registrant; assisting the Registrant’s executive officers and management in evaluating and formulating proposed investments; and reviewing and assessing proposed investments in light of the Registrant’s strategic goals and objectives.

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.

Date: May 31, 2019	By:	/s/ Howard S. Hirsch
Howard S. Hirsch Chief Legal Officer and Secretary